UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2014

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 898-2500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.
On March 3, 2014, Westell Technologies, Inc. (the Company) filed a Current Report on Form 8-K to report the March 1, 2014 acquisition of Cellular Specialties, Inc., (CSI) a New Hampshire corporation. The purpose of this amendment is to include the historical financial statements of CSI and unaudited pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K. Except as set forth herein, the original 8-K remains unchanged.

Item 9.01. Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired

The audited financial statements of CSI for the year ended December 31, 2013, together with the notes thereto and the independent auditors report thereon, are filed as Exhibit 99.1 hereto and incorporated herein by reference.

(b) Pro Forma Financial Information
The unaudited pro forma combined balance sheet of the Company and CSI at December 31, 2013 and the unaudited pro forma combined statement of operations for the year ended March 31, 2013 and the nine months ended December 31, 2013 are attached hereto as Exhibit 99.2 hereto and incorporated herein by reference.

(d) Exhibits

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated as of March 1, 2014, by and among Westell, Inc., Cellular Specialties, Inc., the shareholders of Cellular Specialties, Inc., Scott T. Goodrich and R. Bruce Wilson, in their capacity as the sellers' representative and each of Scott T. Goodrich, Fred N.S. Goodrich, Kelley Carr, and R. Bruce Wilson (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K filed on March 3, 2014).

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements of Business Acquired
99.2
Unaudited pro forma combined balance sheet of the Company and CSI at December 31, 2013 and the unaudited pro forma combined statements of income and retained earnings for the year ended December 31, 2013, and related notes.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date:	May 13, 2014	By:	/s/ Thomas P. Minichiello
Thomas P. Minichiello
Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Exhibit Index

Exhibit Number	Description
2.1
Stock Purchase Agreement, dated as of March 1, 2014, by and among Westell, Inc., Cellular Specialties, Inc., the shareholders of Cellular Specialties, Inc., Scott T. Goodrich and R. Bruce Wilson, in their capacity as the sellers' representative and each of Scott T. Goodrich, Fred N.S. Goodrich, Kelley Carr, and R. Bruce Wilson (incorporated herein by reference to Exhibit 2.1 to the Company's Form 8-K filed on March 3, 2014).

23.1	Consent of Independent Registered Public Accounting Firm
99.1	Financial Statements of Business Acquired
99.2	Unaudited Pro Forma Condensed Combined Financial Information